UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 25, 2020

RenovaCare, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30156	98-0384030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 Becker Farm Road, Suite 105, Roseland, New Jersey 07068
(Address of Principal Executive Offices) (Zip Code)

(888) 398-0202
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 8.01 (c) is incorporated by reference into this Item 5.02 as if set forth herein in full.

Item 8.01. Other Events.

                 (a)           On March 30, 2020, RenovaCare, Inc. (the “Company”) issued a press release announcing that the Company’s novel SkinGun™ is now being used to apply regenerative cells in a preclinical study of new gene therapies, underway at King’s College London.  Researchers are using the SkinGun™ to ultra-gently spray gene-supplemented cells for accelerated wound healing in Recessive Dystrophic Epidermolysis Bullosa (RDEB), a debilitating skin disease which afflicts young children and leads to premature death.

While RenovaCare continues pursuing the regulatory pathway for burns using its own cell isolation, the Company’s new patent protections, awarded in 2019, expanding the use of its SkinGun™ to spray all varieties of cells and tissues, enabled its use in the Kings College London gene therapy study.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

                 (b)          With respect to the Company’s pursuit of the regulatory pathway for burns using its own cell isolation, it recently expanded the scope of its engagement of MCRA, LLC for it to, among other things (i) lead the Company’s interactions with the FDA and respond to any questions regarding any Company submissions and (ii) work with the Company to develop a timeline and overall regulatory strategy in preparation for a pivotal study and eventual PMA submission.

                (c)           Ms. Patsy Trisler, the Company’s former Vice-President for Regulatory and Clinical Affairs resigned her non-executive positon on March 25, 2020 in order to reduce her client work load of long-term commitments.  Ms. Trisler will continue providing consulting services regarding legacy matters, on an as needed basis, to the Company, pursuant to her at-will consulting agreement.  Ms. Trisler will be compensated at an hourly rate and is not expected to expend more than 5 hours per month in providing such services. Ms. Trisler’s resignation was not due to any fundamental disagreements with the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 30, 2020 Announcing Kings College London Study Using the SkinGun™

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 1, 2020.

RenovaCare, Inc.

By:	/s/ Alan L. Rubino
Alan L. Rubino
President and Chief Executive Officer